UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

International Business Machines Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V60902-P22996 INTERNATIONAL BUSINESS MACHINES CORPORATION 1 NEW ORCHARD RD, MD 325 ARMONK, NY 10504 INTERNATIONAL BUSINESS MACHINES CORPORATION 2025 Annual Meeting Vote by April 28, 2025 11:59 PM ET. For 401(k) Plan shares, vote by April 27, 2025 11:59 PM ET. Vote Virtually at the Meeting* April 29, 2025 1:00 p.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/IBM2025 You invested in INTERNATIONAL BUSINESS MACHINES CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 29, 2025. Get informed before you vote View the Notice of Meeting, Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V60903-P22996 1. Election of Directors for a Term of One Year Nominees: 1a. Marianne C. Brown For 1b. Thomas Buberl For 1c. David N. Farr For 1d. Alex Gorsky For 1e. Michelle J. Howard For 1f. Arvind Krishna For 1g. Andrew N. Liveris For 1h. F. William McNabb III For 1i. Michael Miebach For 1j. Martha E. Pollack For 1k. Peter R. Voser For 1l. Frederick H. Waddell For 1m. Alfred W. Zollar For 2. Ratification of Appointment of Independent Registered Public Accounting Firm For 3. Advisory Vote on Executive Compensation For 4. Stockholder Proposal to Support Transparency in Lobbying Against 5. Stockholder Proposal Requesting a Report on Hiring/Recruitment Discrimination Against